Exhibit 99.1

Exhibit 99.1

Investor Presentation

February 2014

Investor Contact: Peter Goulding, CFA 203-338-6799 peter.goulding@peoples.com

Forward-Looking Statement

Certain statements contained in this release are forward-looking in nature. These include all statements about People’s United Financial’s plans, objectives, expectations and other statements that are not historical facts, and usually use words such as “expect,” “anticipate,” “believe,” “should” and similar expressions. Such statements represent management’s current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People’s United Financial’s actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; (10) the successful integration of acquisitions; and (11) changes in regulation resulting from or relating to financial reform legislation. People’s United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Table of Contents

1. Strategic Position

2. Financial Performance

3. Summary

4. Appendix

Strategic Position

Corporate Overview

Snapshot as of December 31, 2013

People’s United Financial, Inc. NASDAQ (PBCT)

Headquarters: Bridgeport, CT

Chief Executive Officer: Jack Barnes

Chief Financial Officer: Kirk Walters

Market Capitalization (2/4/14): $4.3 billion

Assets: $33.2 billion

Loans: $24.4 billion

Deposits: $22.6 billion

Branches: 410

ATMs: 628

Standalone ATMs:* 109

Founded: 1842

*	Includes 18 ATMs in Stop & Shop locations where a branch is not present
4

Compelling Investment Opportunity

Leading market position in the best commercial banking market in the US

Significant growth runway within existing markets – expanding in two of the largest MSAs in the US (New York City, #1, Boston, #10)

Dividend yield in excess of 4.5%

Ability to maintain pristine credit quality – no credit “events” Improving profitability Strong liquidity Continued capital deployment via organic growth and dividends

Retail & Business Banking Franchise

Distribution

400+ branches over 6 states

~33% of branches are in-store

600+ ATMs

Online & mobile banking

Call center operations located in Bridgeport, CT and Burlington, VT

Scale

5th in deposit market share in New England *

Customer base

Approximately 800,000 commercial, business banking and consumer relationships

* Source: SNL Financial

Strategic Focus of Deposit Franchise

Growth

Core customers and deposits

Multiple product households

Leverage employee expertise to drive sales

Brand execution

Employee expertise

Superior customer experience

In-store supermarket strategy

Leveraging the Citizen’s branch acquisition

Navigating a low rate environment

Balancing growth, retention and cost of funds

Constant evaluation of branch-level profitability

Consolidated 31 branches since the beginning of 2011, or ~8% of our franchise

# Deepening Market Presence

- **Leading market position in the best commercial banking market in the US**
- **#1 in Fairfield County, CT, 65 branches, $6.3BN deposits, 18.7% market share**

## Connecticut

| | | Branches | $BN | % |
|---|---|---|---|---|
| 1 | B of A | 149 | 25.9 | 24.5 |
| 2 | Webster | 125 | 12.8 | 12.1 |
| 3 | **People's United** | **163** | **11.3** | **10.7** |
| 4 | Wells Fargo | 75 | 7.8 | 7.4 |
| 5 | TD Bank | 76 | 6.1 | 5.8 |
| 6 | JPM Chase | 53 | 4.8 | 4.5 |
| 7 | First Niagara | 85 | 4.3 | 4.1 |
| 8 | Citi | 21 | 3.0 | 2.9 |
| 9 | Liberty | 49 | 2.9 | 2.7 |
| 10 | RBS | 47 | 2.6 | 2.4 |

## Massachusetts

| | | Branches | $BN | % |
|---|---|---|---|---|
| 1 | B of A | 246 | 57.5 | 19.9 |
| 2 | RBS | 252 | 29.0 | 10.1 |
| 3 | Santander | 225 | 18.1 | 6.3 |
| 4 | TD Bank | 151 | 11.5 | 4.0 |
| 5 | Eastern Bank | 96 | 6.9 | 2.4 |
| 6 | Independent Bank | 83 | 4.9 | 1.7 |
| 7 | Middlesex | 30 | 3.5 | 1.2 |
| 8 | **People's United** | **54** | **3.1** | **1.1** |
| 9 | Boston Private | 11 | 3.0 | 1.0 |
| 10 | First Republic | 4 | 3.0 | 1.0 |

## Vermont

| | | Branches | $BN | % |
|---|---|---|---|---|
| 1 | **People's United** | **42** | **2.6** | **22.5** |
| 2 | TD Bank | 35 | 2.6 | 22.0 |
| 3 | Merchants | 32 | 1.3 | 10.8 |
| 4 | RBS | 21 | 0.8 | 7.0 |
| 5 | KeyCorp | 13 | 0.7 | 6.1 |
| 6 | Northfield | 13 | 0.5 | 4.4 |
| 7 | Community | 14 | 0.4 | 3.8 |
| 8 | Union | 12 | 0.4 | 3.5 |
| 9 | Passumpsic | 6 | 0.3 | 2.8 |
| 10 | Berkshire Hills | 7 | 0.3 | 2.7 |

## New York

| | | Branches | $BN | % |
|---|---|---|---|---|
| 1 | JPM Chase | 803 | 424.6 | 37.5 |
| 2 | Citi | 269 | 76.1 | 6.7 |
| 3 | B of A | 327 | 60.8 | 5.4 |
| 4 | HSBC | 157 | 59.0 | 5.2 |
| 5 | Capital One | 271 | 41.2 | 3.6 |
| 6 | M&T | 297 | 35.5 | 3.1 |
| 7 | TD Bank | 233 | 24.2 | 2.1 |
| 8 | KeyCorp | 254 | 19.6 | 1.7 |
| 9 | First Niagara | 206 | 17.3 | 1.5 |
| 10 | Signature | 28 | 15.3 | 1.4 |
| 35 | **People's United** | **97** | **2.7** | **0.2** |

## New Hampshire

| | | Branches | $BN | % |
|---|---|---|---|---|
| 1 | RBS | 74 | 6.7 | 23.9 |
| 2 | TD Bank | 73 | 5.8 | 20.5 |
| 3 | B of A | 27 | 4.6 | 16.3 |
| 4 | **People's United** | **28** | **1.3** | **4.6** |
| 5 | NH Mutual | 18 | 1.0 | 3.7 |
| 6 | BNH | 22 | 0.9 | 3.2 |
| 7 | Santander | 20 | 0.9 | 3.0 |
| 8 | NH Thrift | 21 | 0.8 | 2.8 |
| 9 | Mascoma | 19 | 0.7 | 2.6 |
| 10 | Centrix | 7 | 0.7 | 2.6 |

## Maine

| | | Branches | $BN | % |
|---|---|---|---|---|
| 1 | TD Bank | 52 | 18.1 | 48.2 |
| 2 | KeyCorp | 54 | 2.5 | 6.6 |
| 3 | Bangor Bancorp | 60 | 2.2 | 5.8 |
| 4 | Camden National | 44 | 1.8 | 4.9 |
| 5 | B of A | 19 | 1.4 | 3.8 |
| 6 | First Bancorp | 16 | 1.0 | 2.7 |
| 7 | Machias | 17 | 0.9 | 2.3 |
| 8 | **People's United** | **26** | **0.9** | **2.3** |
| 9 | Bar Harbor | 16 | 0.9 | 2.3 |
| 10 | Norway | 22 | 0.8 | 2.0 |

Source: SNL Financial; FDIC data as of June 30, 2013
Notes: PBCT branch count updated as of December 31, 2013

People's United Financial, Inc.

8

# Large and Attractive Markets

**The population densities of NYC, Boston, Bridgeport and New Haven MSAs are each over ten times the national average**

| | | |
|---|---|---|
| **NYC-Northern NJ-PA** | ▪ Population: 19.7MM<br>▪ Median HH Income: $60,804<br>▪ Businesses: 810,883 | ▪ Population Density (#/sq miles): 2,377<br>▪ Unemployment Rate (%): 6.9<br>▪ $100K+ Households (%): 30.9 |
| **Boston, MA** | ▪ Population: 4.6MM<br>▪ Median HH Income: $67,700<br>▪ Businesses: 203,770 | ▪ Population Density (#/sq miles): 1,319<br>▪ Unemployment Rate (%): 5.8<br>▪ $100K+ Households (%): 33.8 |
| **Hartford, CT** | ▪ Population: 1.2MM<br>▪ Median HH Income: $63,997<br>▪ Businesses: 52,315 | ▪ Population Density (#/sq miles): 803<br>▪ Unemployment Rate (%): 6.8<br>▪ $100K+ Households (%): 30.4 |
| **Bridgeport-Stamford, CT** | ▪ Population: 922,000<br>▪ Median HH Income: $80,342<br>▪ Businesses: 49,392 | ▪ Population Density (#/sq miles): 1,476<br>▪ Unemployment Rate (%): 6.2<br>▪ $100K+ Households (%): 41.5 |
| **New Haven, CT** | ▪ Population: 863,000<br>▪ Median HH Income: $58,598<br>▪ Businesses: 36,800 | ▪ Population Density (#/sq miles): 1,427<br>▪ Unemployment Rate (%): 7.6<br>▪ $100K+ Households (%): 28.1 |
| **Burlington, VT** | ▪ Population: 215,000<br>▪ Median HH Income: $55,875<br>▪ Businesses: 10,846 | ▪ Population Density (#/sq miles): 171<br>▪ Unemployment Rate (%): 3.4<br>▪ $100K+ Households (%): 21.9 |

Notes: The current national unemployment rate is 6.7%
The current national population density is 89 (#/sq miles)
Source: SNL Financial, US Census data for 2012

People's United Financial, Inc.

9

Strong Market Demographic Profile

Weighted Average Median Household Income

$80,000

$70,000 $67,762

$60,000 $55,224 $50,157 $50,000

$40,000 $30,000 $20,000 $10,000

$0

PBCT Peer Median US

Source: SNL Financial, US Census data for 2012

Deposit Market Share by MSA (%) 1

We hold significant market share in several key northeast MSAs and are building our presence in areas with substantial growth potential, such as the Boston and New York City MSAs

30.0

26.8

25.0

20.0 18.4

15.0

11.4

10.0 8.1

Large New Markets

5.0 2.2

0.5

0.0

Bridgeport- Boston, MA NYC-Northern Hartford, CT New Haven, Burlington, VT Stamford, CT NJ-PA 2 CT

Total Deposits ($MM) 6,241 2,772 2,716 2,119 2,032 1,217 Market Total Deposits ($MM) 33,884 125,442 598,228 26,334 17,868 4,538 Branch Count 65 52 99 45 34 12

Source: SNL Financial; FDIC data as of June 30, 2013

1 Excludes deposits from trust institutions and branches with over $750MM deposits; excludes branches and deposits located outside each MSA

2 Includes branches and deposits from parts of Southern CT that are located within the MSA

In-store Versus Traditional Branches

Connecticut

On average, in-store locations are open 37% more hours per week than traditional branches (56 hours vs. 41 hours) but are 30% less expensive to operate

Partnership allows us to leverage our brand with the ~1.8 million shoppers who visit Connecticut Stop & Shop stores every week

In-store locations operate under the same business model as traditional branches and sell all the Bank’s products and services

Mortgages, Home Equity Loans, Business Loans and Investments*

Connecticut in-store branches accounted for a significant portion of the new branch business booked in the market

Connecticut In-store Versus Traditional Branch Business (Last Twelve Months Through 12/31/13)

100%

90%

80% 41% 43%

70% 55% 67%

60% 68% 71% 70% 50% 40% 30% 59% 57% 20% 45% 33% 10% 32% 29% 30% 0% Consumer Savings Accounts Business Checking Home Equity Loan Mortgage Loan Business Banking Investment Sales Checking Accounts Opened Accounts Opened Originations Originations Loan Originations Opened

In-store Branches Traditional Branches

* Sold by employees who are also licensed representatives of our brokerage affiliate

Financial Performance

Consistent Loan Growth

Since the end of 2010, People’s United is one of only six banks within the top 50 by assets that have grown loans in each quarter 1

Quarterly Loan Growth Since 1Q 2011

13.86%

6%

5% 4.98%

4%

3.38%

3.25%

3%

2.20%

1.90% 1.82%

2% 1.52% 1.38% 1.69%

1.40% 1.50% PBCT Median = 1.67%

1.31% 1.16%

1.04% 1.03% 0.89%

1% Top 50 Median = 1.09%

0.75% 0.58% 0.75%

0.57%

0.21%

0%

-1% -0.48% -1.34%

-2%

2 3

2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4

Top 50 Median PBCT

Source: SNL Financial. Excludes trust banks. Statements based on Total Gross Loans and Finance Leases, as reported, net of unearned discounts and gross of loss reserves. Does not include accrued interest on loans

Notes: 1 Includes People’s United, First Niagara, First Republic, Signature, UMB and Prosperity

14 2 Reflects completion of Danvers Bancorp acquisition in 2Q 2011

3 Based on 44 of the top 50 banks reporting

Revenue Opportunities

Continue to deepen our presence in heritage markets such as Connecticut and Vermont

Substantial growth prospects in larger markets such as New York metro and greater Boston

New York:1

19 commercial relationship managers up from zero in 1Q 2010

97 branches up from 5 in 1Q 2010; 58 branches, or 60%, are in-store locations

2 de novo branches with over $50MM deposits: Bronxville, NY (opened April 2011); Park Avenue (opened December 2012)

Massachusetts:1

29 commercial relationship managers up from 14 since 2010

54 branches up from 19 in 1Q 2010

3 de novo branches with over $40MM deposits: Prudential Center in Boston (opened November 2010); Milk Street in Boston (opened December 2010); Lexington, MA (opened July 2011)

Notes: 1 Data as of December 31, 2013

Revenue Opportunities

Multiple Levers for Growth

Under-represented asset classes ramping up

Recently hired senior professionals to lead mid-corporate and government banking businesses Bolstered commercial banking presence in greater Boston and Long Island New York Commercial Real Estate gaining traction as evidenced by strong growth Increased Private Banking activity with initial focus on CT, metro New York and greater Boston Significant progress within asset-based and mortgage warehouse lending teams

Enhancing wealth management offering

Proprietary asset allocation and risk management strategies are implemented both internally and with a suite of external managers who represent our “best in class” recommendations

Unified Managed Account technology allows us to “rent” intellectual capital – no customer funds leave the bank

Increasing momentum in other fee income businesses with a focus on cross-sell

Commercial insurance: revamped systems and combined all agencies into a single entity Delivering interest rate swaps and foreign exchange products to existing corporate customers Expanding international trade finance with the recent hire of a senior executive Growing cash management, merchant and payroll services

Growing Future Earnings Per Share

Loans and Deposits per Share

We have made substantial progress over the past year, growing loans and deposits at compound annual growth rates of 23% and 14%, respectively

$25 $85 $25 $85

$80.72

$24 $80 $24 $80

$23 $23 $74.65

$75 $75

$22 $22

$70 $70

Bn) Share Bn) $21 Share $ $21 ( $ ( per

$65 $65 per Loans $20 Loans Deposits $20

$60 $60 Deposits

$19 $19

$55 $55

$18 $18

$50 $50

$17 $17

$16 $45 $16 $45

$15 $40 $15 $40 4Q12 1Q13 2Q13 3Q13 4Q13 4Q12 1Q13 2Q13 3Q13 4Q13

Gross Loans ($BN) Loans per Share Deposits ($BN) Deposits per Share

Efficiency Ratio

Peer Group Comparison, Last Twelve Months Ending 4Q 2013

Low cost producers tend to yield the best returns to shareholders. Efficiency progress requires both revenue growth AND expense discipline

80

70

63.7

Median, excluding PBCT = 62.0%

60 50 40 30 20 10

0

PBCT

Source: SNL Financial

Introduction to EMOC

Expense Management Oversight Committee (EMOC)

EMOC has been fully operational since November 2011

Three person committee comprised of the CFO, Chief Administrative Officer and Chief HR Officer

EMOC oversees PBCT’s non-interest expense management, implements strategies ensure attainment of expense management targets and oversees revenue initiatives that require expenditures

Provides a horizontal view of the organization

Expense Management Units (EMUs) established to facilitate EMOC functions

Defined EMUs include:

Technology Employment/Benefits Depreciation/Equipment

Operations Marketing Decentralized

Real Estate Services Regulatory/Institutional Intangible Amortization

Spending requests above $25,000 are submitted by EMU owners for approval

Staffing models, staffing replacements and additions for mid-level positions and above require approval by the Committee

# Expense Progress
## Estimated Cost Savings Analysis

**Our 4Q 2013 operating expense base of $208MM reflects $31MM (~$125MM annualized) savings from successfully-executed expense initiatives**

Operating Non-interest Expense ($MM)



250
240
230
220
210
200
239
208
$31MM Cost Savings
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13
Pro Forma / Actual
Without Expense Initiatives

Source: SNL Financial
Notes: "Pro Forma / Actual" represents PBCT operating non-interest expense and the actual expenses at the acquired institutions. Acquisition target costs fall away as the acquisitions are completed
"Without Expense Initiatives" represents PBCT operating non-interest expense and the actual expenses at the acquired institutions in 4Q09, and then applies the peer median expense growth rate in each subsequent quarter

20

People's United Financial, Inc.

Expense Progress

Estimated Cost Savings Analysis

The $31MM in quarterly cost reductions is attributable to efforts related to acquisition cost savings and other initiatives

Operating Non-interest Expense ($MM)

$250

7

24 $200

$150

239 $100 208

$50

$0

Without Expense Announced Acquisition Other Initiatives Pro Forma / Actual Initiatives Savings

Source: SNL Financial

Notes: “Pro Forma / Actual” represents PBCT operating non-interest expense and the actual expenses at the acquired institutions Acquisition target costs fall away as the acquisitions are completed

“Without Expense Initiatives” represents PBCT operating non-interest expense and the actual expenses at the acquired institutions in 4Q09, and then applies the peer median expense growth rate in each subsequent quarter

Average Annual Net Charge Offs / Average Loans (%)

Peer Group Comparison, 2009-2013

Conservative underwriting is a hallmark of this institution

4.00

3.50

3.00

2.50

2.00

1.50

Median, excluding PBCT = 0.98%

1.00

0.50

0.28

0.00

PBCT

Source: SNL Financial

P/TBV vs. ROATE

Peer Group Regression Analysis

Improved profitability, enhanced predictability of earnings and transparent capital allocation will create additional shareholder value

350

300

250 R² = 0.63 alue V

Book 200

PBCT

Tangible 150 / Price 100

50

0

-5.0% -3.0% -1.0% 1.0% 3.0% 5.0% 7.0% 2015E Return on Average Tangible Equity Less Cost of Equity

Source: SNL Financial

Note: Analysis utilizes SNL 3 Year Betas, as of February 4, 2014

Summary

Summary

Sustainable Competitive Advantage

Premium brand built over 170 years

High quality Northeast footprint characterized by wealth, density and commercial activity

Strong leadership team Solid net interest margin Superior asset quality

Focus on relationship-based banking

Growing loans and deposits within footprint—in two of the largest MSAs in the country (New York City, #1 and Boston, #10)

Improving profitability

Returning capital to shareholders

Strong capital base

Appendix

Net Interest Income

Linked Annual Change

(in $ millions)

12 10 37 (80) (19)

929 889

2012 Acquired Borrowing Originated Investments Deposits 2013 Loans Costs Loans

Net Interest Margin (%)

Linked Quarter Change

0.01% 0.01%

(0.04%) (0.04%)

3.30% 3.24%

3Q 2013 Acquired Originated Loan Investments Deposit 4Q 2013 Loans Volume / Mix Rates / Mix

Net Interest Income

Linked Quarter Change

(in $ millions)

3.4 0.9 0.4 (3.1) (0.2)

223.5 224.9

3Q 2013 Acquired Borrowing Originated Investments Deposits 4Q 2013 Loans Costs Loans

Loans

Linked Quarter Change

(in $ millions)

1,083 217

(137)

23,227 24,390

Sep 30, 2013 Commercial Retail Acquired Dec 31, 2013

Annualized Linked QTD change 20.0%

Loans by Business Line

4Q13 Total Loan Portfolio $24.4 BN

Consumer

$2.2 9%

Commercial Residential

$8.9 Mortgage 36%

$4.4 18%

CRE

$8.9 37%

Loans by Geography

4Q13 Total Loan Portfolio

$24.4 BN Excluding equipment Other finance loans,

$4.0 ~96% of our 16% 4Q13 loan

Connecticut portfolio is within

$6.9

28% the Northeast

New Jersey

$0.8 3% Maine

$0.9 4% New Hampshire

$1.3 5%

Vermont

$1.8 8%

New York

$4.4 18% Massachusetts

$4.3 18%

Notes: Reporting is based on the collateral property address for the following: SNE Residential Mortgage, Consumer Home equity, Consumer Other and CRE. Reporting is based on borrower address for the following: C&I, Residential construction and NNE loans.

Interest Rate Risk Profile

Net Interest Income (NII) Sensitivity

Immediate Parallel Shock

) 25.0% (% 20.9%

NII 20.0% 16.0% 14.1%

15.0% in 11.1% 10.7% 10.0% 7.3%

4.7% ange 5.0% 3.1% Ch . 0.0%

Est -5.0% -1.2% -1.0%

Dn25 Up100 Up200 Up300 Up400

12/31/13 9/30/13

Yield Curve Twist 1

) 8.0%

% 5.8% 5.7%

( 6.0% 4.7%

NII 4.0% 2.7% 2.6% 2.3% 2.3% in 2.0% 0.7% ange 0.0%

Ch -2.0% -0.4% -0.3% . -4.0% -3.2%

Est -6.0% -3.7%

Short End -25 Short End +100 Short End +200 Long End -100 Long End +100 Long End +200 12/31/13 9/30/13

Notes:

1. Yield curve twist pivot point is 18 month point on yield curve. Short End defined as overnight to 18 months. Long End defined as terms greater than 18 months

Acquired Loan Portfolio

Acquired loans initially recorded at fair value (inclusive of related credit mark) without carryover of historical ALLL

Accounting model is cash-flow based:

Contractual cash flows (principal & interest) less expected cash flows (principal & interest) = non-accretable difference (effectively utilized to absorb actual portfolio losses)

Expected cash flows (principal & interest) less fair value = accretable yield

Expected cash flows are regularly reassessed and compared to actual cash collections

Carrying Amount Component b

Charge-offs

As of 12/31/13 Carrying Accretable Non-Accretable Non-Accretable Incurred Since

(in $ millions) Amount a, b Yield Difference NPLs c Difference/NPLs Acquisition d

Danvers (7/1/11) $753.2 $253.8 $13.9 $32.5 43% $23.0

Smithtown (11/30/10) 496.2 305.0 100.1 83.1 120% 128.1

Others (various dates) 275.7 80.9 23.0 26.9 86% 30.5

Total $1,525.1 $639.7 $137.0 $142.5

(a) Initial carrying amounts of acquired portfolios are as follows: FinFed, $1.2BN; Butler, $141MM; RiverBank, $518MM; Smithtown, $1.6BN; and Danvers, $1.9BN. (b) Carrying amount and related components reflect loan sale, settlement and payoff activity which have occurred since acquisition.

(c) Represent contractual amounts; loans meet People’s United Financial’s definition of a non-performing loan but are not subject to classification as non-accrual in the same manner as originated loans. Rather, these loans are considered to be accruing loans because their interest income relates to the accretable yield recognized at the pool level and not to contractual interest payments at the loan level.

(d) Includes approximately $7.2MM of charge-offs applied against reserves established subsequent to acquisition.

# Acquired Loan Portfolio

## Amortization of Original Discount on Acquired Loan Portfolio

*$ in millions, except per share data*

| Amortization of Original Discount on Acquired Loan Portfolio Impact on Net Interest Margin | |
|---|---|
| 4Q13 Total Accretion (All interest income on acquired loans) | 26 |
| 3Q13 Acquired Loan Portfolio Carrying Amount | 1,662 |
| 4Q13 Acquired Loan Portfolio Carrying Amount | 1,525 |
| 4Q13 Average Acquired Loan Portfolio | 1,594 |
| Effective Yield on Acquired Loan Portfolio | 6.60% |
| Weighted Average Coupon on Acquired Loan Portfolio [1] | 4.67% |
| Incremental Yield Attributable to Amortiz. of Discount on Acq. Loan Portfolio | 1.93% |
| Incremental Interest Income from Amortiz. of Discount on Acq. Loan Portfolio | 7.7 |
| 4Q13 Average Earning Assets | 28,294 |
| Add: Average unamortized loan discount [2] | 26 |
| Adjusted 4Q13 Average Earning Assets | 28,320 |
| Impact on Overall Net Interest Margin (bps) | 11 |
| Operating Net Interest Margin | 3.24% |
| Adjusted Net Interest Margin | 3.13% |

| Amortization of Original Discount on Acquired Loan Portfolio Impact on Earnings Per Share | |
|---|---|
| Interest Income from Amortization of Original Discount on Acq. Loan Portfolio | 7.7 |
| 4Q13 Effective Tax Rate | 31.4% |
| 4Q13 Earnings from Amortiz. of Original Discount on Acq. Loan Portfolio | 5.3 |
| 4Q13 Weighted Average Shares Outstanding | 302.2 |
| 4Q13 EPS Impact from Amortiz. of Discount on Acq. Loan Portfolio | $0.02 |

**Notes:**

1. Excluding FinFed, the weighted average coupon on the acquired loan portfolio is 4.44%
2. Represents the difference between the outstanding balance of the acquired loan portfolio and the carrying amount of the acquired loan portfolio

People's United Financial, Inc.

35

Summary of Acquired Loan Accounting Events

(in $ millions)

Since 2010, we have acquired $5.4BN of loans, approximately 30% of which remain in our portfolio. We did not recognize cost recovery income, gains (losses) on sale or impairment in 2010. Since 1Q 2011, the net impact of such activity is +$13.8MM

Gain (Loss) on Sale of

Period Cost Recovery Income Acquired Loan Impairment Net Impact

Acquired Loans

2011

Q1 0.0 5.5 0.0 5.5

Q2 0.0 7.2 0.0 7.2

Q3 0.0(4.8) 0.0(4.8)

Q4 5.0(0.4)(7.4)(2.8)

2012

Q1 0.0 0.0(0.3)(0.3)

Q2 4.7 0.7 0.2 5.6

Q3 4.1 0.0(5.7)(1.6)

Q4 0.0 0.3 0.0 0.3

2013

Q1 0.0 0.0(2.6)(2.6)

Q2 0.0 5.8 0.9 6.7

Q3 3.0 0.0(2.6) 0.4

Q4 0.2(0.1) 0.1 0.2

Total $17.0 $14.2($17.4) $13.8

Deposits

Linked Quarter Change

(in $ millions)

Total 22,190 22,557

298 69

Commercial 6,293 6,362 Retail 15,897 16,195 Sep 30, 2013 Retail Commercial Dec 31, 2013

Annualized Linked QTD change 6.6%

Non-Interest Income

Linked Quarter Change

(in $ millions)

0.7 0.7 0.4 0.4

0.8 (2.9) (2.4) (1.5)

84.0 80.2

3Q 2013 Customer Operating Investment Brokerage Gain on Resi Insurance Bank Service Other 4Q 2013 Interest Rate Leases Management Commissions Mtg Loan Charges Swaps Fees Sales

Non-Interest Income by Category

(in $ millions)

4Q13 Total Non-Interest Income $80.2MM

Merchant Services

Income, Net Net GOS

$1.2 Other of Loans

1% $6.9

$0.9

9% BOLI 1%

$1.5 2% Brokerage

Bank Service Commissions Charges

$3.7 $31.8 5% 40% Insurance Revenue

$6.7 8%

Commercial Banking Fees

$8.5 10%

Investment Operating Lease Management Fees Income

$9.6

$9.4

12% 12%

Non-Interest Expense

Linked Quarter Change

(in $ millions)

Total 212.5 208.7

Non-Operating 3.3 0.6 0.3

1.0 1.0

(2.3) (2.4) (1.0)

Operating 209.2 207.7

3Q 2013 Non- REO Adv. & Comp. & Operating Other 4Q 2013 Operating Promotion Benefits Leases

Non-Interest Expense by Category

(in $ millions)

4Q13 Non-Interest Expense Total: $208.7MM; Operating: $207.7MM

Other

$33.9 16% Amort. Of Acq.-related Intangible Assets

$6.6 3%

Operating Lease Expense

$8.4

Comp. & Benefits 4% $107.6 52% Professional & Outside Services

$15.7 8%

Occupancy & Equipment

$36.5 17%

Efficiency Ratio (%)

Last Five Quarters

Asset Quality

NPAs / Loans & REO* (%)

Last Five Quarters

3.00

2.50

2.17

2.00

1.61

1.50

1.08

1.00

4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 PBCT Peer Group Median Top 50 Banks by Assets

* Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition

Source: SNL Financial and Company filings

Asset Quality

Net Charge-Offs / Avg. Loans (%)

Last Five Quarters

0.60

0.40

0.31

0.25

0.18

0.20

0.00

4Q 2012 1Q 2013* 2Q 2013 * 3Q 2013 * 4Q 2013* PBCT Peer Group Median Top 50 Banks

* Excluding acquired loan charge-offs, PBCT’s charge-off ratio was 0.17%, 0.16%, 0.18% and 0.18% in 4Q 2013, 3Q 2013, 2Q 2013 and

1Q 2013, respectively

Source: SNL Financial and Company filings

Operating ROAA (%)

Last Five Quarters

Operating ROATE (%)

Last Five Quarters

Operating Dividend Payout Ratio (%)

Last Five Quarters

Substantial Progress in the Midst of a Financial Crisis

Growing Loans, Deposits and Returning Capital to Shareholders

Peer PBCT Vs. Line Item PBCT Median Peers

5-Year Loans Per Share CAGR 13.0% -1.1% +14.1%

5-Year Deposits Per Share CAGR 11.7% 1.2% +10.5%

Growth has outpaced peers on the key metrics of loans per share and deposits per share

This has occurred while we have returned $2.2BN to shareholders during this period. Returns of capital were in the form of both dividends ($1.1BN) and share repurchases ($1.1BN) which represents over 50% of our current market capitalization

Notes: 5-Year CAGR figures based on 4Q 2008 to 4Q 2013 data

# Capital Ratios
## Last Five Quarters

| | 4Q 2012 | 1Q 2013 | 2Q 2013 | 3Q 2013 | 4Q 2013 |
|---|---|---|---|---|---|
| **People's United Financial** | | | | | |
| Tang. Com. Equity/Tang. Assets | 10.2% | 9.6% | 8.7% | 8.5% | 7.9% |
| Leverage Ratio [1, 5] | 10.6% | 10.0% | 9.3% | 9.2% | 8.3% |
| Tier 1 Common [2] | 13.1% | 12.4% | 11.6% | 11.4% | 10.2% |
| Tier 1 Risk-Based Capital [3, 5] | 13.2% | 12.5% | 11.6% | 11.4% | 10.2% |
| Total Risk-Based Capital [4, 5] | 14.7% | 13.7% | 12.8% | 12.6% | 11.3% |
| **People's United Bank** | | | | | |
| Leverage Ratio [1, 5] | 9.8% | 9.7% | 9.5% | 9.5% | 9.1% |
| Tier 1 Risk-Based Capital [3, 5] | 12.2% | 12.1% | 11.9% | 11.8% | 11.1% |
| Total Risk-Based Capital [4,5] | 13.1% | 13.5% | 13.2% | 13.2% | 12.4% |

Notes:

1. Leverage (core) Capital represents Tier 1 Capital (total stockholder's equity, excluding: (i) after-tax net unrealized gains (losses) on certain securities classified as available for sale; (ii) goodwill and other acquisition-related intangibles; and (iii) the amount recorded in accumulated other comprehensive income (loss) relating to pension and other postretirement benefits), divided by Adjusted Total Assets (period end total assets less goodwill and other acquisition-related intangibles)
2. Tier 1 Common represents Common Equity Tier 1 Capital (calculated in accordance with the Basel III Final Rule issued in July 2013) divided by Total Risk-Weighted Assets
3. Tier 1 Risk-Based Capital represents Tier 1 Capital divided by Total Risk-Weighted Assets
4. Total Risk-Based Capital represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of total risk weighted assets, divided by Total Risk-Weighted Assets
5. Well capitalized limits for the Bank are: Leverage Ratio, 5%; Tier 1 Risk-Based Capital, 6%; and Total Risk-Based Capital, 10%

People's United Financial, Inc.

49

Allowance for Loan Losses

Originated Portfolio Coverage Detail

(in $ millions)

1.50% 1.50% 1.26% 0.95% 1.00% 1.00% 0.83%

Retail Banking

Commercial

0.50% 0.30%

Banking

0.50% 0.00%

NPLs:Loans ALLL:Loans

0.00%

Retail ALLL—$19.0 million

NPLs:Loans ALLL:Loans

24% of Retail NPLs

Commercial ALLL—$158.5 million

115% of Commercial NPLs 1.50%

0.95% 1.00% 0.78%

Total

0.00%

NPLs:Loans ALLL:Loans

Total ALLL—$177.5 million

82% of Total NPLs

# Management Committee

| Name | Position | Years in Banking | Professional Experience |
|---|---|---|---|
| Jack Barnes | President & CEO, Director | 30+ | People's United Bank (SEVP, CAO), Chittenden, FDIC |
| Kirk Walters | SEVP & CFO, Director | 25+ | People's United Bank, Santander, Sovereign, Chittenden, Northeast Financial |
| Bob D'Amore * | SEVP Retail & Business Banking | 30+ | People's United Bank |
| Galan Daukas | SEVP Wealth Management | 25+ | Washington Trust, The Managers Funds, Harbor Capital Mgmt |
| Dave Norton | SEVP & Chief HR Officer | 3+ | People's United Bank, New York Times, Starwood, PepsiCo |
| Lee Powlus | SEVP & Chief Administrative Officer | 25+ | People's United Bank, Chittenden, Alltel |
| Chantal Simon | SEVP & Chief Risk Officer | 20+ | People's United Bank, Merrill Lynch US Bank, Lazard Freres & Co. |
| Jeff Tengel | SEVP Commercial Banking | 30+ | People's United Bank, PNC, National City |
| Bob Trautmann | SEVP & General Counsel | 20+ | People's United Bank, Tyler Cooper & Alcorn |

* On January 23rd, 2014 Sara Longobardi was promoted to SEVP Retail Banking following the March 31, 2014 retirement of Bob D'Amore. Sara has 23 years of banking experience at People's United, including nearly 15 years in Retail Banking.

People's United Financial, Inc.

51

Peer Group

Firm Ticker City State

1	Associated ASBC Green Bay WI
2	BancorpSouth BXS Tupelo MS
3	City National CYN Los Angeles CA
4	Comerica CMA Dallas TX
5	Commerce CBSH Kansas City MO
6	Cullen/Frost CFR San Antonio TX
7	East West EWBC Pasadena CA
8	First Niagara FNFG Buffalo NY

9 FirstMerit FMER Akron OH

10	Fulton FULT Lancaster PA
11	Huntington HBAN Columbus OH
12	M&T MTB Buffalo NY
13	New York Community NYCB Westbury NY
14	Signature SBNY New York NY
15	Susquehanna SUSQ Lititz PA
16	Synovus SNV Columbus GA
17	Valley National VLY Wayne NJ
18	Webster WBS Waterbury CT
19	Wintrust WTFC Lake Forest IL
20	Zions ZION Salt Lake City UT

Non-GAAP Financial Measures and Reconciliation to GAAP

In addition to evaluating People’s United Financial’s results of operations in accordance with U.S. generally accepted accounting principles (“GAAP”), management routinely supplements this evaluation with an analysis of certain non-GAAP financial measures, such as the efficiency and tangible equity ratios, tangible book value per share and operating earnings metrics. Management believes these non-GAAP financial measures provide information useful to investors in understanding People’s United Financial’s underlying operating performance and trends, and facilitates comparisons with the performance of other banks and thrifts. Further, the efficiency ratio and operating earnings metrics are used by management in its assessment of financial performance, including non-interest expense control, while the tangible equity ratio and tangible book value per share are used to analyze the relative strength of People’s United Financial’s capital position.

The efficiency ratio, which represents an approximate measure of the cost required by People’s United

Financial to generate a dollar of revenue, is the ratio of (i) total non-interest expense (excluding goodwill impairment charges, amortization of other acquisition-related intangible assets, losses on real estate assets and non-recurring expenses) (the numerator) to (ii) net interest income on a fully taxable equivalent (“FTE”) basis plus total non-interest income (including the FTE adjustment on bank-owned life insurance (“BOLI”) income, and excluding gains and losses on sales of assets other than residential mortgage loans and acquired loans, and non-recurring income) (the denominator). People’s United Financial generally considers an item of income or expense to be non-recurring if it is not similar to an item of income or expense of a type incurred within the last two years and is not similar to an item of income or expense of a type reasonably expected to be incurred within the following two years.

Non-GAAP Financial Measures and Reconciliation to GAAP

Operating earnings exclude from net income those items that management considers to be of such a non-recurring or infrequent nature that, by excluding such items (net of income taxes), People’s United Financial’s results can be measured and assessed on a more consistent basis from period to period. Items excluded from operating earnings, which include, but are not limited to, merger-related expenses (including acquisition integration and other costs), charges related to executive-level management separation costs, severance-related costs and writedowns of banking house assets, are generally also excluded when calculating the efficiency ratio. Operating earnings per share is derived by determining the per share impact of the respective adjustments to arrive at operating earnings and adding (subtracting) such amounts to (from) GAAP earnings per share. Operating return on average assets is calculated by dividing operating earnings (annualized) by average assets. Operating return on average tangible stockholders’ equity is calculated by dividing operating earnings (annualized) by average tangible stockholders’ equity. The operating dividend payout ratio is calculated by dividing dividends paid by operating earnings for the respective period.

Operating net interest margin excludes from the net interest margin those items that management considers to be of such a discrete nature that, by excluding such items, People’s United Financial’s net interest margin can be measured and assessed on a more consistent basis from period to period. Items excluded from operating net interest margin include cost recovery income on acquired loans and changes in the accretable yield on acquired loans stemming from periodic cash flow reassessments. Operating net interest margin is calculated by dividing operating net interest income (annualized) by average total earning assets.

Non-GAAP Financial Measures and Reconciliation to GAAP

The tangible equity ratio is the ratio of (i) tangible stockholders’ equity (total stockholders’ equity less goodwill and other acquisition-related intangible assets) (the numerator) to (ii) tangible assets (total assets less goodwill and other acquisition-related intangible assets) (the denominator). Tangible book value per share is calculated by dividing tangible stockholders’ equity by common shares (total common shares issued, less common shares classified as treasury shares and unallocated Employee Stock Ownership Plan (“ESOP”) common shares).

In light of diversity in presentation among financial institutions, the methodologies used by People’s United

Financial for determining the non-GAAP financial measures discussed above may differ from those used by other financial institutions. Please refer to People’s United Financial’s latest Form 10-Q regulatory filing for detailed reconciliations to GAAP figures.

For more information, investors may contact: Peter Goulding, CFA

203-338-6799 peter.goulding@peoples.com